SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 8, 2014


                          SYNERGY RESOURCES CORPORATION
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             (Exact name of Registrant as specified in its charter)


         Colorado                     001-35245                 20-2835920
  ----------------------         -------------------       -------------------
(State or other jurisdiction    (Commission File No.)     (IRS Employer
      of incorporation)                                    Identification No.)


                                20203 Highway 60
                           Platteville, Colorado 80651
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          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (970) 737-1073

                                       N/A
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          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01   Regulation FD Disclosure

     The company will hold a conference call on Wednesday July 9th, 2014 at 12:00 p.m. Eastern time to discuss results for its fiscal third quarter ended May 31st, 2014.

Synergy Resources co-CEO Ed Holloway, co-CEO William Scaff, Jr., CFO Monty Jennings, and COO Craig Rasmuson will host the presentation, followed by a question and answer period.

Date: Wednesday July 9th, 2014
Time: 12:00 p.m. Eastern time (10:00 a.m. Mountain time)

877-407-9122 Toll Free Dial-In (US & Canada)
201-493-6747 International/Local Dial-In

The conference call will be webcast simultaneously and can be accessed via this link: http://syrginfo.equisolvewebcast.com/q3-2014 and via the investor section of the company's web site at www.syrginfo.com.

Call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, contact Jon Kruljac with Synergy Resources at 970-737-1073. A replay of the call will be available after 3:00 p.m. Eastern time on the same day and until July 23rd, 2014.

Replay Dial-In Numbers
877-660-6853 Toll Free (US & Canada)
201-612-7415 International/Local
Replay ID#411931

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

                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2014


                                    SYNERGY RESOURCES CORPORATION


                                    By:  /s/ Frank L. Jennings
                                         -------------------------------------
                                         Frank L. Jennings, Principal
                                         Financial and Accounting Officer